Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Report of Lottery.com Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Amended Report”), I, Matthew McGahan, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: June 3, 2024	By:	/s/ Matthew McGahan
Matthew McGahan
Chief Executive Officer
(Principal Executive Officer)